SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


            BlackRock Florida Insured Municipal 2008 Term Trust Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: N/A

    (2) Aggregate number of securities to which transaction applies: N/A

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

    (4) Proposed maximum aggregate value of transaction: N/A

    (5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid: N/A

    (2) Form, Schedule or Registration Statement No.: N/A

    (3) Filing Party: N/A

    (4) Date Filed: N/A

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                     THE BLACKROCK INCOME TRUST INC. ("BKT")
                     THE BLACKROCK HIGH YIELD TRUST ("BHY")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
           THE BLACKROCK 2001 TERM TRUST INC. ("BTM"-PREVIOUSLY "BLK")
                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

          THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
                 THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                                 (the "Trusts")
                                ----------------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001
                                 ---------------

To the Stockholders of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BHY, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BMT, BTM, BGT, BPS and BSD (collectively, the "Trusts"):

         The Joint Annual Meeting of Stockholders of the Trusts will be held at the East Side Marriott, 525 Lexington Avenue, New York, New York on Thursday, May 24, 2001 at 11:00 a.m. (New York City Time) for the following purposes:

     1. With respect to RNY, RNJ, RFA, RAA, BSD, BPS, BCT, BGT, and BAT to elect two Directors (or, where applicable, Trustees) and with respect to BTM, BKN, BRM, BFC, BRF, BLN, BHY, BKT, BQT, BMN and BMT, to elect three Directors (or, where applicable, Trustees) and each to hold office for the term indicated until their successors shall have been elected and qualified;

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         THE BOARD OF DIRECTORS OR TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

         We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

         The respective Board of Directors or Trustees have fixed the close of business on February 28, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.


                                         By order of the respective
                                         Board of Directors or Trustees



                                         Anne F. Ackerley, Secretary

New York, New York
April 16, 2001

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                     THE BLACKROCK INCOME TRUST INC. ("BKT")
                     THE BLACKROCK HIGH YIELD TRUST ("BHY")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
           THE BLACKROCK 2001 TERM TRUST INC. ("BTM"-PREVIOUSLY "BLK")
                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

          THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
                 THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                                 (the "Trusts")
                                -----------------
                              JOINT PROXY STATEMENT
                                -----------------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

                                  INTRODUCTION

     This joint proxy statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, of the Trusts to be held on May 24, 2001, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the East Side Marriott Hotel, 525 Lexington Avenue, New York, New York, on May 24, 2001 at 11:00 a.m. (New York City Time). As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

     The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each Trust's stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting so that such Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on the Proposal relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

     The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Morgan Stanley Dean Witter Advisors Inc., Prudential Investments Fund Management LLC, Princeton Administrators L.P., Mitchell Hutchins Asset Management Inc., BlackRock Advisors, Inc., (the "Advisor") (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. In addition, certain of the Trusts may employ Georgeson Shareholder Communications Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

     The affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is necessary to elect the Director nominees.

     Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     The Board of each Trust has fixed the close of business on February 28, 2001, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

     The holders of any Trust's Auction Rate Municipal Preferred Stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Directors, except that the holders of Auction Rate Municipal Preferred Stock of each Trust which is electing Class I or II directors at this meeting, voting separately as a class, will separately elect a Director from each of such classes. The two Directors that have been designated as representing the holders of each respective Trust's Auction Rate Municipal Preferred Stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal: Election of Directors," below).

     Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposal to be voted on by each Trust:


                FUND          VOTE ON DIRECTORS OF CLASS NUMBER
                -----------------------------------------------

                BRM                         II
                BFC                         II
                BRF                         II
                BLN                         II
                BKN                         II
                BCT                          I
                BMN                        III
                BHY                         II
                BAT                          I
                RAA                          I
                RFA                          I
                RNJ                          I
                RNY                          I
                BKT                        III
                BMT                        III
                BGT                          I
                BQT                        III
                BTM                         II
                BPS                          I
                BSD                          I

     At the close of business on February 28, 2001, BRM had outstanding 27,207,093 shares of Common Stock, par value $0.01 per share and 10,840 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLN had outstanding 11,257,093 shares of Common Stock, par value $0.01 per share and 4,382 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BFC had outstanding 10,407,093 shares of Common Stock, par value $0.01 per share and 4,182 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BRF had outstanding 8,707,093 common shares of beneficial interest, par value $0.01 per share and 3,366 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, BKN had outstanding 16,707,093 shares of Common Stock, par value $0.01 per share and 5,862 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BCT had outstanding 2,957,093 shares of Common Stock, par value $0.01 per share, BMN had outstanding 45,410,639 shares of Common Stock, par value $0.01 per share and 11,964 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BHY had outstanding 6,312,169 common shares of beneficial interest, par value $0.01 per share, BAT had outstanding 9,510,667 shares of Common Stock, par value $0.01 per share, RAA had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RFA had outstanding 1,127,093 common shares of beneficial interest, par value $0.01 per share and 340 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, RNJ had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RNY had outstanding 1,307,093 shares of Common Stock, par value $0.01 per share and 392 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BMT had outstanding 25,885,639 shares of Common Stock, par value $0.01 per share and 6,816 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BKT had outstanding 62,849,878 shares of Common Stock, par value $0.01 per share, BGT had outstanding 57,510,639 shares of Common Stock, par value $0.01 per share, BQT had outstanding
36,810,639 shares of Common Stock, par value $0.01 per share, BTM had outstanding 142,010,583 shares of Common Stock, par value $0.01 per share, BPS had outstanding 2,015,492 common shares of beneficial interest, par value $.001 per share and 700 shares of Auction Rate Municipal Preferred shares of beneficial interest, liquidation preference $25,000 per share and BSD had outstanding 7,242,261 common shares of beneficial interest, par value $.001 per share and 2,480 shares of Auction Rate Municipal Preferred shares of beneficial interest, liquidation preference $25,000 per share. For each Trust, the class or classes of stock listed above are the only authorized class or classes of stock.

     The principal executive offices of BRM, BLN, BFC, BRF, BCT and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN, BHY, BAT, RAA, RFA, RNJ, RNY, BKT and BQT are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive offices of BGT are located at Two World Trade Center, New York, New York 10048, the principal executive offices of BMT and BTM are located at 1285 Avenue of the Americas, New York, New York 10019 and the principal executive offices of BPS and BSD are located at 100 Bellevue Parkway, Wilmington, Delaware 19809. This proxy statement and the enclosed proxy card are first being sent to the Trusts' stockholders on or about April 16, 2000.

     EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DE 19809 (TELEPHONE NUMBER (800) 227-7BFM(7236)).

     As of February 28, 2001, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 17,967,200 of the outstanding common shares of BTM (or 12.7% of the outstanding common shares) are held by The Progressive Corporation, which is located at 6300 Wilson Mills Road, Mayfield Village, OH 44143, 242,400 of the outstanding common shares of RAA (or 24.1% of the outstanding common shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030, 160,450 of the outstanding common shares of BCT (or 5.43% of the outstanding common shares) and 983,692 of the outstanding common shares of BAT (or 10.3% of the outstanding common shares) are held by Karpus Management, Inc. which is located at 14 Tobey Village Office Park, Pittsford, New York 14534, 3,526,800 of the outstanding common shares of BGT (or 6.1% of the outstanding common shares) and 11,254,600 of the outstanding common shares of BTM (or 7.9% of the outstanding common shares) are held by the Federal Home Loan Mortgage Corporation which is located at 8200 Jones Branch Drive, Mclean, Virginia 22102, 14,081,188 of the outstanding common shares of BTM (or 9.9% of the outstanding common shares) and 10,145,433 of the outstanding common shares of BGT (or 17.64% of the outstanding common shares) are held by First Union
Corporation, which is located at One First Union Center, Charlotte, North Carolina 28288-0137.

                         PROPOSAL: ELECTION OF DIRECTORS

     With respect to RNY, RNJ, RFA, RAA, BSD, BPS, BCT, BGT and BAT at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BTM, BKN, BRM, BFC, BRF, BLN and BHY and at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BKT, BQT, BMN and BMT, at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualified. There are two or three nominees with respect to each of the Trusts because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent annual meetings of stockholders. In addition, with respect to BAT, BCT and BGT, respectively, nominees elected as Directors of BAT, BCT and BGT, respectively, will be appointed by BAT, BCT and BGT, respectively, to serve as Directors of their respective wholly-owned subsidiaries, BAT Subsidiary Inc. ("BATS"), BCT Subsidiary Inc. ("BCTS") and BGT Subsidiary Inc. ("BGTS"), each of which has identical investment objectives and policies to BAT, BCT and BGT, respectively. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is required to elect the nominees representing the common stock and for each Trust with a class of Auction Rate Municipal Preferred Stock, the affirmative vote of a plurality of the Auction Rate Municipal Preferred Stock shares of each Trust electing Class I or II directors at this meeting present at the Meeting is required to elect Messrs. Fabozzi and Cavanagh. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

     The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

INFORMATION REGARDING NOMINEES AND DIRECTORS

     Certain information concerning the nominees for each of the Trusts is set forth below. All of the nominees are currently Directors of each of the Trusts, including BATS, BCTS and BGTS, and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by the Boards (of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BMT, BTM and BGT) on August 11, 1994 to fill a vacancy; with respect to BKT, BQT, BAT, BGT, BMN and BMT, James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992; and Walter F. Mondale, who was previously a Director of BKN, BRM, BFC, BLN, BCT, BKT, BQT, BAT, BMN, BMT, BTM, BGT and BRF from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of stockholders on April 15, 1997. Each of the directors also serves as a director of The BlackRock North American Government Income Trust Inc. ("BNA"), a closed-end registered investment company advised by the Advisor. In addition, Mr. Laurence D. Fink serves as Chairman of the Board and a director of Anthracite Capital, Inc. and he serves as a director of BlackRock's offshore funds and alternative products. Mr. Ralph L. Schlosstein also serves as a director and officer of BlackRock's alternative products. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the Investment Company Act of 1940) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and is 345 Park Avenue, New York, New York 10154 and the address of the Advisor is 100 Bellevue Parkway, Wilmington, Delaware 19809.




                                                                               TRUST              % OF
                                                                               SHARES   SHARE     SHARES
                              PRINCIPAL OCCUPATIONS OR                         OWNED    EQUIVA-  OUTSTAND-
 NAME AND AGE(1)            EMPLOYMENT IN PAST 5 YEARS                           (2)     LENTS(3)   ING
----------------          ----------------------------------         -------   ------   -------   ------
Andrew F. Brimmer          President of Brimmer & Company,             BKT       110      310        (4)
4400 MacArthur Blvd N.W.   Inc., a Washington, D.C.-based              BAT        10      218
Suite 302                  economic and financial consulting           BGT        10       --
Washington, DC 20007       firm. Director of CarrAmerica               BMN        10       --
Age: 74                    Realty Corporation and Borg-Warner          BMT        10       --
Class III                  Automotive. Formerly member of the          BRM        10       --
                           Board of Governors of the Federal           BKN        10       --
                           Reserve System. Formerly Director           BCT        20      169
                           of AirBorne Express, BankAmerica            BTM        10       --
                           Corporation (Bank of America), Bell         BQT        10      250
                           South Corporation, College                  BSD        25       --
                           Retirement Equities Fund (Trustee),         BHY       200      153
                           Commodity Exchange, Inc. (Public
                           Governor), Connecticut Mutual Life
                           Insurance Company, E.I. Dupont de
                           Nemours & Company, Equitable Life
                           Assurance Society of the United
                           States, Gannett Company,
                           Mercedes-Benz of North America, MNC
                           Financial Corporation (American
                           Security Bank), NMC Capital
                           Management, Navistar International
                           Corporation, PHH Corp. and UAL
                           Corporation (United Airlines).




                                                                               TRUST              % OF
                                                                               SHARES   SHARE     SHARES
                              PRINCIPAL OCCUPATIONS OR                         OWNED    EQUIVA-  OUTSTAND-
 NAME AND AGE(1)            EMPLOYMENT IN PAST 5 YEARS                           (2)    LENTS(3)   ING
----------------          ----------------------------------         -------   ------   -------   ------
Richard E. Cavanagh        President and Chief Executive               BKN       500     ---      (4)
845 Third Avenue           Officer of The Conference Board,            BKT       500     933
New York, NY 10022         Inc., a leading global business             BAT       100     ---
Age: 54                    membership organization, from               BGT       100     ---
Class I                    1995-present.  Former Executive             BMN       100     ---
                           Dean of the John F. Kennedy                 BMT       100     ---
                           School of Government at Harvard             BRM       100     ---
                           University from 1988-1995.                  BLN       100     ---
                           Acting Director, Harvard Center             RNY       100     ---
                           for Business and Government                 BCT       100     ---
                           (1991-1993).  Formerly Partner              BQT       100     ---
                           (principal) of McKinsey &                   BTM       100     ---
                           Company, Inc. (1980-1988).                  BSD       500     ---
                           Former Executive Director of                BHY       200     460
                           Federal Cash Management, White
                           House Office of Management and
                           Budget (1977-1979).  Co-author,
                           THE WINNING PERFORMANCE (best
                           selling management book published
                           in 13 national editions); Trustee
                           Emeritus, Wesleyan University,
                           Trustee: Drucker Foundation,
                           Airplanes Group, Aircraft Finance
                           Trust (AFT) and Educational
                           Testing Service (ETS).  Director,
                           Arch Chemicals, Fremont Group and
                           The Guardian Life Insurance
                           Company of America.


Kent Dixon                 Consultant/Investor.  Former                BKT    24,000     ----    (4)
430 Sandy Hook Road.       President and Chief Executive               BAT       100     ----
St. Petersburg,FL 33704    Officer of Empire Federal Savings           BGT       100     ----
Age: 63                    Bank of America and Banc PLUS               BMN       100     ----
Class III                  Savings Association, former                 BMT       100     ----
                           Chairman of the Board, President            BRM       100     ----
                           and Chief Executive Officer of              BRF       100     ----
                           Northeast Savings.  Former                  BKN       100     ----
                           Director of ISFA (the owner of              RFA       100     ----
                           INVEST, a national securities               BCT       100     ----
                           brokerage service designed for              BQT       100     ----
                           banks and thrift institutions).             BTM       100     ----
                                                                       BSD       100     ----
                                                                       BHY     5,000     ----


Frank J. Fabozzi           Consultant. Editor of THE JOURNAL           BKT        10     ----     (4)
858 Tower View             OF PORTFOLIO MANAGEMENT and Adjunct         BAT        10     ----
Circle                     Professor of Finance at the School          BGT        10     ----
New Hope, PA 18938         of Management at Yale University.           BMN        10     ----
Age: 52                    Director, Guardian Mutual Funds             BMT        10     ----
Class II                   Group. Author and editor of several         BRM        10     ----
                           books on fixed income portfolio             BKN        10     ----
                           management. Visiting Professor of           BCT        10     ----
                           Finance and Accounting at the Sloan         BQT        10     ----
                           School of Management, Massachusetts         BTM        10     ----
                           Institute of Technology from 1986           BSD       100     ----
                           to August 1992.                             BPS       100     ----
                                                                       BHY        10     ----





                                                                               TRUST              % OF
                                                                               SHARES   SHARE     SHARES
                              PRINCIPAL OCCUPATIONS OR                         OWNED    EQUIVA-  OUTSTAND-
 NAME AND AGE(1)            EMPLOYMENT IN PAST 5 YEARS                           (2)    LENTS(3)   ING
----------------          ----------------------------------         -------   ------   -------   ------
Laurence D. Fink*          Director, Chairman and Chief                BKT      16,680   ----     (4)
Age: 48                    Executive Officer of BlackRock,             BAT          10   ----
Class III                  Inc. since its formation in 1998            BGT          10   ----
                           and of BlackRock, Inc.'s                    BMN          10   ----
                           predecessor entities since 1988.            BMT          10   ----
                           Chairman of the Management                  BRM          10   ----
                           Committee and Co-chair of the               RNJ          10   ----
                           Investment Strategy Group of                BCT          10   ----
                           BlackRock, Inc. Formerly, Managing          BQT          10   ----
                           Director of the First Boston                BTM          10   ----
                           Corporation, Member of its                  BKN          10   ----
                           Management Committee, Co-head of            BSD          10   ----
                           its Taxable Fixed Income Division           BHY       1,000   ----
                           and Head of its Mortgage and Real
                           Estate Products Group. Currently,
                           Chairman of the Board of each of
                           the closed-end Trusts in which
                           BlackRock Advisors, Inc. acts as
                           investment advisor, President,
                           Treasurer and a Trustee of the
                           BlackRock Funds, Chairman of the
                           Board and Director of Anthracite
                           Capital, Inc., a Director of
                           BlackRock's offshore funds and
                           alternative products and Chairman
                           of the Board of Nomura BlackRock
                           Asset Management Co., Ltd.
                           Currently, Vice Chairman of the
                           Board of Trustees of Mount Sinai-
                           New York University Medical Center
                           and Health System and a Member of
                           the Board of Phoenix House.


James Clayburn             Dean Emeritus of The John E.                BKT          10   2,049     (4)
La Force, Jr.              Anderson Graduate School of                 BAT          10   1,353
P.O. Box 1595              Management, University of                   BGT          10   ----
Pauma Valley, CA 92061     California since July 1, 1993.              BMN          10   ----
Age: 72                    Director, Jacobs Engineering Group,         BMT          10   ----
Class I                    Inc., Payden & Rygel Investment             BRM          10   ----
                           Trust, Provident Investment Counsel         BFC       3,410   ----
                           Funds, Timken Company, Motor Cargo          BKN          10   ----
                           Industries and Trust for Investment         RAA          10   ----
                           Managers. Acting Dean of The School         BCT          10  1,117
                           of Business, Hong Kong University           BQT          10  1,669
                           of Science and Technology                   BTM          10   ----
                           1990-1993. From 1978 to September           BSD         750   ----
                           1993, Dean of The John E. Anderson          BHY         100  1,050
                           Graduate School of Management,
                           University of California.


Walter F. Mondale          Partner,  Dorsey &  Whitney,  a law         BKT          20    809     (4)
220 South Sixth Street     firm   (December  1996  -  present,         BAT          20    544
Minneapolis, MN 55402      September   1987  -  August  1993).         BGT          20   ----
Age: 73                    Formerly  U.S.  Ambassador to Japan         BMN          20   ----
Class II                   (1993  -   1996).   Formerly   Vice         BMT          20   ----
                           President  of  the  United  States,         BQT          20    668
                           U.S.  Senator and Attorney  General         BTM          20   ----
                           of the  State  of  Minnesota.  1984         BRM          20   ----
                           Democratic Nominee for President of         BKN          20   ----
                           the United States.                          BCT          20    448
                                                                       BSD          20   ----
                                                                       BHY         300    409





                                                                               TRUST              % OF
                                                                               SHARES   SHARE     SHARES
                              PRINCIPAL OCCUPATIONS OR                         OWNED    EQUIVA-  OUTSTAND-
 NAME AND AGE(1)            EMPLOYMENT IN PAST 5 YEARS                           (2)    LENTS(3)   ING
----------------          ----------------------------------         -------   ------   -------   ------
Ralph L. Schlosstein*      Director since 1999 and President           BKT       6,000   ----     (4)
Age 50                     of BlackRock, Inc. since its                BAT         100   ----
Class II                   formation in 1998 and of                    BGT         100   ----
                           BlackRock, Inc.'s predecessor               BMN         100   ----
                           entities since 1988.  Member of             BMT         100   ----
                           the Management Committee and                BRM         100   ----
                           Investment Strategy Group of                BLN         100   ----
                           BlackRock, Inc.  Formerly,                  BKN         100   ----
                           Managing Director of Lehman                 RNY         100   ----
                           Brothers, Inc. and Co-head of its           BCT         100   ----
                           Mortgage and Savings Institutions           BQT         100   ----
                           Group.  Currently, President of             BTM         100   ----
                           each of the closed-end Trusts in            BSD         100   ----
                           which BlackRock Advisors, Inc.              BHY       1,000
                           acts as investment advisor and a
                           Director and Officer of
                           BlackRock's alternative
                           products.  Currently, a Member of
                           the Visiting Board of Overseers
                           of the John F. Kennedy School of
                           Government at Harvard University,
                           the Financial Institutions Center
                           Board of the Wharton School of
                           the University of Pennsylvania,
                           and a Trustee of New Visions for
                           Public Education in New York
                           City.  Formerly, a Director of
                           Pulte Corporation and a Member of
                           Fannie Mae's Advisory Council.


-------------

(1) Only Class I Directors are standing for election at the Meeting by RNY, RNJ, RFA, RAA, BSD, BPS, BCT, BGT and BAT, only Class II Directors are standing for election at the Meeting by BTM, BKN, BRM, BFC, BRF, BLN and BHY and only Class III Directors are standing for election at the Meeting by BKT, BQT, BMN and BMT.

(2) As of February 28, 2001. If the Trust is not listed the Director does not own any shares of the Trust.

(3) Represents, as of December 31, 2000, the approximate number of share equivalents owned under the deferred compensation plan (described below) in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, of the Trusts listed, BAT, BCT, BHY, BKT and BQT are eligible investments. Messrs. Fink and Schlosstein are not eligible to participate in the deferred compensation plan.

(4)  Less than 1% (including share equivalents).

     All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 28, 2001. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

MEETINGS OF THE BOARDS OF DIRECTORS

     Five meetings of the Board of Directors of BTM were held between July 1, 1999 and June 30, 2000. Five meetings of the Boards of Directors of BKN and BCT and four meetings of the Boards of Directors of BKT, BHY, RFA, RNJ, RNY and RAA were held between November 1, 1999 and October 31, 2000. Four meetings of the Boards of Directors of BAT, BGT, BQT, BPS, BSD, BRM and BFC and five meetings of the Boards of Directors BRF, BMN, BLN and BMT were held between January 1, 1999 and December 31, 2000. With respect to each of the Trusts, all Directors attended at least 75% of the meetings.

AUDIT COMMITTEE

     Each of the Trusts has an Audit Committee composed of all the Directors who are not interested persons of such Trust or the Advisor (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BTM, there were two meetings of the Audit Committee held between July 1, 1999 and June 30, 2000. With respect to BKT, BCT, BHY, BKN, RAA, RNJ, RNY and RFA, there were three meetings of the Audit Committee held between November 1, 1999 and October 31, 2000, one of which was "in person" and two of which were telephonic. With respect to BAT, BGT, BPS, BSD, BRM, BLN, BFC, BRF, BMN, BQT and BMT, there were two meetings of the Audit Committee. With respect to each of the Trusts, all members attended all of the Audit Committee meetings held "in person" in each Trust's respective fiscal year. With respect to BKT, BCT, BHY, BKN, RAA, RNJ, RNY and RFA, Messrs. Mondale and La Force did not participate in one telephonic meeting held between November 1, 1999 and October 31, 2000.

     The Audit  Committee of each Trust has performed  the following  functions:
(i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust's Annual Report for the past fiscal year.

     The Audit Committee is governed by a written charter, which is attached hereto as Appendix A and will be attached every third year going forward.

     The members of the Audit Committee of each Trust are Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale.

GOVERNANCE COMMITTEE

     Each of the Trusts has a Governance Committee composed of the Independent Directors which was established by the Board of Directors on August 24, 2000. As part of its duties, the Governance Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors and with respect to the compensation of Directors. The Governance Committee held its initial meeting on November 16, 2000.

     At a Board of Directors meeting held on November 16, 2000, the Directors adopted a retirement policy with the following provisions: (1) a mandatory retirement age of 75 requiring retirement on the December 31st following a Director's 75th birthday provided that any directors currently serving on November 1, 2000 who reach the age of 75 prior to December 31, 2004 shall not be required to retire until December 31 of the year such director attains the age of 79; and (2) a provision that would allow any Director to serve past the age of 75 for one additional year by the unanimous vote of the Governance Committee, with further one year extensions permitted by annual unanimous votes in subsequent years.

OFFICERS OF THE TRUST

     In addition to Messrs. Fink and Schlosstein, all the following executive officers except Messrs. Amero, Schaney, and Klingert, hold the same position with each of the Trusts. With respect to Mr. Amero, of the Trusts, he is an officer of BTM, BQT, BCT, BAT, BGT, BHY and BKT only. With respect to Mr. Klingert, of the Trusts, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY, BPS, BSD and BMT only. With respect to Mr. Schaney, he is an officer of BHY only.



 NAME AND AGE                         TITLE                   OTHER PRINCIPAL OCCUPATIONS
                                                                    IN PAST 5 YEARS
--------------                        -----           ------------------------------------------
Anne F. Ackerley               Secretary              Managing Director of BlackRock, Inc. since
Age:  39                                              2000.  Formerly First Vice President and
                                                      Chief Operating Officer, Mergers and
                                                      Acquisitions Group at Merrill Lynch & Co.
                                                      from 1997 to 2000; First Vice President
                                                      and Chief Operating Officer, Public
                                                      Finance Group at Merrill Lynch & Co. from
                                                      1995 to 1997; First Vice President,
                                                      Emerging Markets Fixed Income Research at
                                                      Merrill Lynch & Co. prior thereto.

Scott Amero                    Vice President         Managing Director of BlackRock, Inc. and
Age: 37                                               its predecessor entities.

Keith T. Anderson              Vice President         Managing Director of BlackRock, Inc. and
Age: 41                                               its predecessor entities.

Henry Gabbay                   Treasurer              Managing Director of BlackRock, Inc. and
Age: 53                                               its predecessor entities.

Michael C. Huebsch             Vice President         Managing Director of BlackRock, Inc. and
Age: 42                                               its predecessor entities.

Robert S. Kapito               Vice President         Vice Chairman of BlackRock, Inc. and its
Age: 44                                               predecessor entities.

Kevin Klingert                 Vice President         Managing Director of BlackRock, Inc. and
Age: 38                                               its predecessor entities.

James Kong                     Assistant              Managing Director of BlackRock, Inc. and
Age: 40                        Treasurer              its predecessor entities.




 NAME AND AGE                         TITLE                   OTHER PRINCIPAL OCCUPATIONS
                                                                    IN PAST 5 YEARS
--------------                        -----           ------------------------------------------
Dennis Schaney                 Vice President         Managing Director of BlackRock, Inc. and
Age: 44                                               its predecessor entities and head of the
                                                      High Yield Group since February 1998.
                                                      Formerly, Managing Director Merrill Lynch
                                                      & Co. in the Global Fixed Income Research
                                                      and Economics Department.

Richard Shea, Esq.             Vice President/        Managing Director of BlackRock, Inc. since
Age: 41                        Tax                    2000; Chief Operating Officer and Chief
                                                      Financial Officer of Anthracite Capital,
                                                      Inc. since 1998.  Formerly, Director of
                                                      BlackRock, Inc. and its predecessor
                                                      entities.


REMUNERATION

     The  following   table  sets  forth  certain   information   regarding  the
compensation of the Fund's directors.



                                            AGGREGATE                   TOTAL COMPENSATION
                                          COMPENSATION                  FROM THE FUND COMPLEX
NAME OF PERSON                           FROM THE TRUSTS                PAID TO DIRECTORS (1)
--------------                         ------------------               ---------------------
Andrew R. Brimmer                              $148,000 (2)(3)                       $160,000 (4)
Richard E. Cavanagh                               $148,000 (2)                       $160,000 (4)
Kent Dixon                                        $148,000 (2)                       $160,000 (4)
Frank J. Fabozzi                                  $148,000 (2)                       $160,000 (4)
James Clayburn La Force, Jr.                      $148,000 (2)                       $160,000 (4)
Walter F. Mondale                                 $148,000 (2)                       $160,000 (4)



-----------

(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2000 from the twenty-two closed-end funds advised by the Advisor (the "Fund Complex"). One of these funds, The BlackRock Target Term Trust terminated on December 29, 2000.

(2) Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2000. Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale deferred $9,000, $9,000, $0, $0, $70,000 and $28,000, respectively, pursuant to the Fund Complex's deferred compensation plan (described below).

(3) At a meeting of the Boards of Directors held on August 24, 2000, Dr. Brimmer was appointed "lead director" for each Board of Directors in the Fund Complex. For his services as lead director, Dr. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the Trusts in the Fund Complex based on each Trust's relative net assets.

(4) Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale deferred $12,000, $12,000, $0, $0, $77,500 and $31,000, respectively, pursuant to the Trusts' deferred compensation plan (described below).

     Each Independent Director receives an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director is capped at $160,000 per annum. In the event that the $160,000 cap is met with respect to an Independent Director, the amount of the Independent Director's fee borne by each Trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex. In addition, the attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of directors of the Trusts held on a single day does not exceed $20,000 for any Director. For BTM, fees of $75,500 were accrued by the Trust between July 1, 1999 and June 30, 2000. For BAT, BGT, BRM, BLN, BFC, BRF, BMN, BQT, BPS, BSD and BMT fees of $25,000, $73,000, $74,000, $45,000, $43,000, $34,500, $74,000, $81,000, $12,000, $24,100 and $73,000,
respectively, were accrued by each Trust from January 1, 2000 to December 31, 2000. For BHY, BCT, RAA, RFA, RNJ, RNY, BKN and BKT fees of $16,000, $13,500, $12,000, $12,000, $12,000, $14,000, $55,500 and $69,000, respectively, were accrued from November 1, 1999 to October 31, 2000. None of the Directors received any pension or retirement benefits. None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Klingert, Kong, Schaney, Shea and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor. They receive compensation from the Advisor or one of its affiliates although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

     Under a deferred compensation plan (the "Plan") approved by the Boards of Directors of each Trust on February 24, 2000, Independent Directors may elect to defer receipt of all or a portion of their annual compensation received from a Trust. Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of certain other Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Trust. A Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

     THE BOARD OF DIRECTORS OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR

     The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $204 billion of assets under management as of December 31,

2000. The Advisor manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, the Advisor provides risk management and technology services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the Advisor's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland and Tokyo, Japan. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.


         The executive officers of the Advisor are:


NAME                                POSITION
----                                --------
Laurence D. Fink                    Chief Executive Officer
Ralph L. Schlosstein                President
Robert S. Kapito                    Vice Chairman
Robert P. Connolly                  General Counsel and Secretary


Messrs. Fink and Schlosstein are officers and Directors, and Mr. Kapito is an officer of the Trusts.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each Trust's Board of Directors, including a unanimous vote of the Independent Directors, by vote cast in person, to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 2001. In addition, with respect to BAT, BCT and BGT ratification of the selection of D&T as independent auditors for these Trusts will cause these Trusts to ratify the selection of D&T as the independent auditors of their wholly-owned subsidiaries BATS, BCTS and BGTS respectively. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

AUDIT FEES

     Each Trust paid to D&T fees for professional services rendered for the audit of each Trust's annual financial statements for the most recent fiscal year in the following amounts: BKN, $26,000; BRM, $26,000; BFC, $18,700; BRF, $18,700; BLN, $18,700; BCT, $14,300; BKT, $46,800; BHY, $18,700; BQT, $35,400;
BAT, $21,600;  BMN, $33,300; RAA, $7,300; RFA, $7,300; RNJ, $7,300; RNY, $7,300;
BMT, $27,000; BTM, $72,500; BGT, $49,600; BPS, $10,400; and BSD, $21,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Trusts, the Advisor, and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for information systems design and implementation.

ALL OTHER FEES

     Each Trust paid fees to D&T in the Trust's most recent fiscal year for services other than those described above in the following amounts: BKN, $16,531; BRM, $16,531; BFC, $16,531; BRF, $16,531; BLN,

$16,531;  BCT, $27,058;  BKT, $51,490;  BHY, $2,859; BQT, $27,200;  BAT, $4,921;
BMN, $20,332;  RAA, $1,010; RFA, $1,121; RNJ, $1,031; RNY, $1,270; BMT, $46,505;
BTM,  $31,800;  BGT,  $2,854;  BPS,  $1,755;  and BSD,  $1,284.  The Advisor and
affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for services other than those described above.

     The Audit Committee of the Boards of Directors has concluded that the provision of services other than audit services, by D&T to the Trusts, the Advisor and affiliates of the Advisor that provide services to the Trusts is compatible with maintaining D&T's independence in performing audit services.

     Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request. Requests should be directed to BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, DE 19809 (telephone number (800) 227-7BFM(7236)).

     Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors to access information regarding the Trusts and is not intended to incorporate BlackRock's website into this proxy statement.

PRIVACY PRINCIPLES OF THE TRUSTS

     The Trusts are committed to maintaining the privacy of stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

     Generally, the Trusts do not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of their stockholders may become available to the Trusts. The Trusts do not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

     The Trusts restrict access to nonpublic personal information about the stockholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of their stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2002 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received by the Trusts at the Trusts' principal executive offices by December 17, 2001. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Trusts at the Trusts' principal executive offices not later than March 2, 2002.

OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                Very truly yours,


                                LAURENCE D. FINK
                                Chairman


                                RALPH L. SCHLOSSTEIN
                                President
April 16, 2001

                                                                      APPENDIX A

                          JOINT AUDIT COMMITTEE CHARTER
                        OF THE BLACKROCK CLOSED-END FUNDS

STATEMENT OF PURPOSE

The Joint Audit Committee of the BlackRock Closed-End Funds (the "Trusts", each a "Trust") is charged with providing informed, vigilant and effective oversight of the Trust's financial reporting process and the internal controls which protect the integrity of the reporting process.

RESPONSIBILITIES

     o Recommending the selection, retention or termination of the Trust's auditors, including review of factors relating to the independence of the Trust's public auditors.

     o    Reviewing with the Trust's auditors the overall scope of the audit.

     o Reviewing the Trust's audited financial statements and audit results, including communications from the auditors relating to the Trust's accounting practices, procedures and internal accounting controls.

     o Presenting the Trust's interim financial statements at an Audit Committee meeting so that the Audit Committee has the opportunity to
          (i) review the materials before distribution to shareholders; and (ii) discuss any other matters related thereto as the Audit Committee deems necessary and appropriate.

     o Reviewing the adequacy of internal control systems, including internal audit activities and the security of electronic data processing, if any.

     o Reviewing such other matters regarding the Trust's financial and accounting practices as it or the Board of Trustees may deem advisable.

COMPOSITION

The Audit Committee shall be composed of at least three members of the Board of Trustees, all of whom are "independent" as defined by the New York Stock Exchange listing standards and the American Stock Exchange listing standards, respectively. According to the NYSE listing standards, a member is independent if he/she has no relationship with the Trust that may interfere with the exercise of his/her independence from BlackRock and the Trust and is not (i) an employee of the Trust or BlackRock; (ii) a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with the Trust; (iii) employed as an executive of another company for which an executive of the Trust serves on that company's compensation committee; and does not (iv) have an immediate family member who is an executive officer of any Trust or BlackRock.

According to the AMEX listing standards, a member is independent if he/she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and (i) is not employed by the Trust or BlackRock for the current year or any of the past three years; (ii) did not receive compensation from the Trust or BlackRock in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation; (iii) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or BlackRock; (iv) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization which received payments from or made payments to the Trust in excess of the greater of 5% gross revenue or $200,000 in any of the past three years; and (v) is not employed as an executive of another entity for which any of the Trust's executives serve on that entity's compensation committee.

Each member must be financially literate (i.e., have a basic understanding of financial statements) and at least one member must have accounting or related financial management expertise.

AUTHORITY

The Audit Committee shall have the authority to institute investigations of suspected improprieties, including the standing authority to retain special counsel or seek assistance from experts.

INTERACTION WITH MANAGEMENT

Management of the Trust shall inform the Audit Committee in advance of any proposed changes in accounting or financial reporting practices and of any other unusual events that could have a significant impact on the Trust's financial statements. Management shall advise the Audit Committee in advance when it seeks a second opinion on a significant accounting issue from an accountant that is not the Trust's independent auditor. The Trust's internal auditor shall have direct independent access to the Audit Committee.

RESOURCES

The Board of Trustees shall ensure that the Audit Committee had adequate resources with which to discharge its responsibility.

MEETINGS

The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The committee shall meet privately with any internal auditor and the independent public accountant whenever it believes that it is necessary to do so.

REPORTING

The Audit Committee shall report its activities to the Board of Trustees on a regular basis, so that the Board is kept informed of its activities on a current basis.

The Audit Committee shall also provide relevant proxy disclosure to the Trust and determine satisfaction of the requirements that the committee has: (i) reviewed and discussed the audited financial statements with management of the Trust; (ii) discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (iii) received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence; and whether it (iv) recommended to the Board of Directors of the Trust that the financial statements be included in the Trust's Annual Report for the past fiscal year, as filed with the Securities and Exchange Commission.

                                      PROXY

             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                  COMMON STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2001, at the Annual Meeting of Stockholders of the Trust to be held on May 24, 2001 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.

                  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?           DO YOU HAVE ANY COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------


                                  COMMON STOCK


--------------------------------------------------------------------------------
Please be sure to sign and date this proxy.                  Date
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
        Stockholder sign here                     Co-Owner sign here


1.   Election of Trustees:               FOR ALL         WITH-          FOR ALL
                                         NOMINEES        HOLD           EXCEPT
         Walter F. Mondale                 [_]            [_]             [_]
         Ralph L. Schlosstein

Instruction: To withhold authority to vote "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

     Mark box at right if an address change or comment has been           [_]
     noted on the reverse side of this card.

                                      PROXY

             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                 PREFERRED STOCK

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of preferred stock of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2001 at the Annual Meeting of Stockholder of the Trust to be held on May 24, 2001 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


--------------------------------------------------------------------------------
                     PLEASE MARK BOXES IN BLUE OR BLACK INK.

                  SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                    USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------
HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------               ----------------------------------

-----------------------------               ----------------------------------

-----------------------------               ----------------------------------

[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE


--------------------------------------------------------------------------------
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
--------------------------------------------------------------------------------


                                 PREFERRED STOCK


--------------------------------------------------------------------------------
Please be sure to sign and date this proxy.                  Date
--------------------------------------------------------------------------------


-------------------------                       --------------------------------
  Stockholder sign here                                Co-Owner sign here


1.  Election of Trustees:                FOR ALL         WITH-          FOR ALL
                                         NOMINEES        HOLD           EXCEPT
    Frank J. Fabozzi                       [_]            [_]             [_]
    Walter F. Mondale
    Ralph L. Schlosstein

Instruction: To withhold authority to vote "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

    Mark box at right if an address change or comment has been            [_]
    noted on the reverse side of this card.